EXHIBIT 99.1

TOGA LIMITED

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Adopted June 10, 2020

COMPOSITION AND ORGANIZATION

The Audit Committee (the “Committee”) of the Board of Directors of Toga Limited, a Nevada corporation (the “Company”) shall be composed of three or more directors, each of whom:

•	shall satisfy the criteria established in Rule 10A-3 under the Securities Exchange Act of 1934, as amended;

•	shall qualify as an “independent director” as defined by the rules of the New York Stock Exchange in effect at the time of his or her appointment as a member of the Committee; and

•	shall be financially literate, as interpreted by the Board of Directors in its business judgment (or shall become financially literate within a reasonable period of time after his or her appointment).

In addition, at least one member of the Committee shall be an “audit committee financial expert” in accordance with Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of “audit committee financial expert” will also be presumed to have accounting or related financial management expertise.

The chairman of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets this qualification in its business judgment. No member of the Committee may serve simultaneously on the audit committee of more than two other public companies without prior approval of the Board of Directors.

The Board of Directors shall have sole authority to appoint and remove members of the Committee. Each year, following the Company’s Annual Meeting, the Board of Directors shall appoint the members of the Committee and select a Chairman of the Committee. Such appointments shall be made based on recommendations from the Nominating and Corporate Governance Committee of the Board of Directors. In the absence of action by the Board, the existing committee members shall continue to serve as such until they resign or are removed. The Board of Directors may remove any member from the Committee at any time with or without cause.

The Chief Financial Officer shall serve as the Company liaison with the Committee.

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities by providing informed, vigilant, and effective oversight of:

•	Accounting policies, procedures, and controls;

•	The performance of the internal audit function and the independent auditors;

•	The qualifications and independence of the independent auditor;

•	The quality and integrity of the Company’s consolidated financial statements and related reports; and

•	The Company’s compliance with legal and regulatory requirements.

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RESPONSIBILITIES

The responsibilities of the Audit Committee shall consist of those set forth in this Charter and such additional responsibilities as may be assigned to the Committee from time to time by the Board of Directors. The Committee shall:

1.	Be solely responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditor, including the approval of all engagement fees, terms, and the annual audit plan. The independent auditor shall report directly to the Committee.

2.	Review the qualifications and take all appropriate actions to ensure the independence of the independent auditor, including:

a.	At least annually, obtaining and reviewing a report by the independent auditor describing:

i.	the auditor’s internal quality-control procedures;

ii.

any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by a governmental or professional authority within the preceding five years, concerning one or more independent audits conducted by the auditor, and the steps taken by the auditor to deal with any such issues; and

iii.	all relationships between the Company and the auditor necessary to assess the auditor’s independence;

b.	Reviewing and evaluating the qualifications, performance, and independence of the independent auditor’s lead partner;

c.	Assuring the regular rotation of the lead audit partner to the extent required by law or more frequently as the Committee otherwise deems appropriate;

d.	Considering to the extent that the Committee deems appropriate the regular rotation of the accounting firm performing the independent audit;

e.

Obtaining written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Committee concerning independence, and discussing with the independent auditor the auditor’s independence;

f.	Discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor;

g.	Reviewing at the beginning of each year, management’s plan for any non-audit services to be provided by the independent auditor; and

h.	Approving in advance all non-audit engagements (other than those that qualify as “de minimus” within the meaning of the Sarbanes-Oxley Act of 2002) of the independent auditor.

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Upon the conclusion of this review, the Committee shall present to the entire Board of Directors its conclusion with regard to the independence of the independent auditor.

3.

In connection with the annual audit, meet privately with the independent auditor to review any difficulties encountered with the annual audit, including restrictions on the scope of the audit, access to requested information or significant disagreements with management, and management’s response thereto.

4.	Prior to the release of the Annual Report to shareholders and the filing with the Securities and Exchange Commission (“SEC”) of each Annual Report on Form 10-K:

a.	Review with the financial and accounting officers of the Company and with the Company’s independent auditor:

i.	The results of the external audit,

ii.	The consolidated financial statements, including the notes thereto, and the auditor’s opinion thereon, and

iii.	The “Management’s Discussion and Analysis” section of Form 10-K.

b.

Communicate with the independent auditor concerning all matters required to be discussed by applicable audit standards adopted by the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standards No. 1301, Communications with Audit Committees (“AS No. 1301”), which was originally adopted as Auditing Standard No. 16, Communications with Audit Committees (“AS No. 16”), but was renumbered effective December 31, 2016.

c.	Resolve any disagreements between management and the independent auditor regarding financial reporting.

5.	Prior to the filing of each Quarterly Report on Form 10-Q with the SEC:

a.	Review with the financial and accounting officers of the Company and with the Company’s independent auditor:

i.	The quarterly consolidated financial statements, including the notes thereto, and

ii.	The “Management’s Discussion and Analysis” section of the Form 10-Q.

b.	Ensure that the independent auditor conducts a SAS 100 interim financial review of the financial statements to be filed and provides the Committee with a summary of the matters described in AS No. 1301, which was originally adopted as AS No. 16; and

c.	Resolve any disagreements between management and the independent auditor regarding financial reporting.

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6.

Review with management the policies and practices of the Company concerning, and the general content of, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

7.

Review and discuss periodically with management, the internal audit department, and the Company’s independent auditor the adequacy and effectiveness of the Company’s internal accounting and disclosure controls, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls, any special audit steps adopted in light of any material control deficiencies, and the review of any recommendations from the independent auditor for improving accounting procedures and controls.

8.

Review accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any significant changes in reporting standards and regulatory agency pronouncements that have or may have in the future a significant impact on the consolidated financial statements of the Company.

9.	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

10.

Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

11.

Review with management, the independent auditor, and the general counsel or outside counsel (as applicable), all significant litigation, contingencies, claims or assessments and all material accounting issues that require disclosure in the financial statements.

12.

Review periodically with management the Company’s major financial risk exposures, the policies, guidelines and process by which management assesses the Company’s risks, and the steps management has taken to monitor and control such exposures.

13.

Review and discuss with management and the independent auditor the Committee’s understanding of any related party relationship or transaction(s) that is significant to the Company and matters arising from the independent auditor’s evaluation of the Company’s identification of, accounting for, and disclosure of its relationships or transactions with any related party.

14.	Assist the Board of Directors in the oversight of the Company’s internal audit function, including:

a.	Discussing annually with the independent auditor the responsibilities, budget and staffing of the internal audit function;

b.

Reviewing and approving annually with the internal auditors the planned scope of the internal audit work, including reviews of information technology controls and procedures and approving any subsequent changes to the previously approved scope of the audit plan;

c.	Reviewing reports issued by the internal auditors and management’s actions related thereto;

d.	Ensuring a cooperative working relationship between the internal audit department and the independent auditor; and

e.	Approving the appointment or termination of the head of the internal audit function.

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15.

Periodically review the Company’s management succession plans as they relate to oversight of the financial operations of the Company, and make any recommendations to the Board of Directors that the Committee deems appropriate.

16.	Review annually the expense reimbursements to senior officers of the Company to determine if the expenses are in line with established Company guidelines and IRS regulations.

17.	To set Company hiring policies for the employment by the Company of employees or former employees of the independent auditor.

18.	Review the results of the annual survey of officers and supervisors for compliance with matters within the scope of the Committee’s authority.

19.	Review annually with management the compliance by the Company with the Foreign Corrupt Practices Act.

20.

Review and assess, at least annually, compliance with the Company’s Business Code of Ethics and Conduct and the Code of Ethics for Financial Officers, to investigate any alleged breach or violations of such Codes, and to enforce the provisions of such Codes.

21.	Establish, periodically review and oversee the Company’s procedures for:

a.	The receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or audit matters; and

b.	The confidential and anonymous submission by whistle-blowers of concerns regarding questionable accounting and auditing matters.

22.	Investigate any other matters brought to the Committee’s attention within the scope of its responsibilities.

23.

Periodically meet separately with management, the internal auditors, and the independent auditor as necessary to assure a smooth functioning of the annual audit and the internal audit program and otherwise to fulfill its responsibilities under the Charter.

24.	Review, at least annually, the Company’s insurance coverages, the results of the insurance renewal process and insurance related trends.

25.	Provide oversight for all matters related to the security of and risks related to information technology systems and procedures.

26.	Report regularly to the Board of Directors and review with the Board any issues that arise with respect to:

a.	The quality or integrity of the Company’s financial statements;

b.	The Company’s compliance with legal and regulatory requirements;

c.	The performance and independence of the Company’s independent auditor; and

d.	The performance of the internal audit function.

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27.	Prepare the Audit Committee Report that the Company, in accordance with SEC rules, is required to include in the Company’s Proxy Statement for the Annual Meeting.

28.

Prepare the disclosures required by Item 407(d)(3)(i) of Regulation S-K, including the Committee’s recommendation to the Board of Directors that the audited financial statements be included in the Form 10-K, which are based on its review of the financial statements and discussions with management and the external auditor.

29.	Review and reassess the Company’s Audit and Non-Audit Services Pre-Approval Policy on an annual basis.

30.	Review and reassess this Charter on an annual basis, and recommend any proposed changes to the Board for approval.

31.	Ensure that a copy of this Charter is available on the Company’s public website, or otherwise included as an appendix to the Company’s proxy statement each year.

The Committee is authorized (without further approval of the Board of Directors) to expend Company resources whenever necessary to fulfill its responsibilities, including the hiring of independent counsel and other advisers to the extent it deems necessary or appropriate to carry out its responsibilities, and payment of ordinary administrative expenses incurred by the Committee.

MEETINGS AND MINUTES

The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter. It is anticipated that the Committee will hold at least four meetings per year either in person or via telephone.

Special meetings of the Committee may be called by the Chairman of the Board, the President of the Company or by the Chairman of the Committee, with notice of any such special meeting to be given in accordance with the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board of Directors and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee. The Committee also may act by unanimous written consent in accordance with the terms of the Company’s Bylaws.

If approved by the Board of Directors, the Committee may delegate any of its responsibilities under this Charter, along with the authority to take action in relation to such responsibilities, to a subcommittee composed solely of members of the Committee.

Minutes of each Committee meeting and records of all other Committee actions shall be prepared by a secretary of the meeting designated by the Committee, and shall once approved by the Committee, be retained with the permanent records of the Company.

A report on each meeting of the Committee and on each action of the Committee taken by unanimous written consent shall be provided to the Board of Directors by the Chairman of the Committee (or, in the Chairman’s absence, by another member of the Committee) at the next regularly scheduled meeting of the Board of Directors or as otherwise requested by the Board of Directors.

ANNUAL PERFORMANCE EVALUATION

The performance of the Committee shall be reviewed and evaluated annually by the Board of Directors based on review criteria and procedures developed by the Corporate Governance Committee.

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